UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): November 2, 2010

Value Line, Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-11306 (Commission File Number)	13-3139843 (I.R.S. Employer Identification No.)

220 East 42nd Street
New York, New York
(Address of Principal Executive Offices)
10017
(Zip Code)

(212) 907-1500
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 2, 2010,  the Securities and Exchange Commission issued an Order Modifying Order Instituting Proceedings Extending Period of Time For Respondent Jean Bernhard Buttner (Buttner) To Comply With Associational Bars.  The Order extends the period of time, from November 4, 2010 until December 24, 2010 to complete a full disassociation by Buttner, the former CEO of Value Line, Inc. (Value Line), from Value Line’s investment adviser and affiliated broker-dealer, as required under associational bars in a prior Commission’s Order.  The Order issued on November 2, 2010, extends the deadline, until December 24, 2010, to effect full disassociation from Value Line’s regulated entities.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE LINE, INC.

Date: November 4, 2010	By:	/s/ Howard A. Brecher
Name: Howard A. Brecher
Title: Acting Chairman and Acting Chief Executive Officer